UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2019

HF FOODS GROUP INC

(Exact Name of Registrant as Specified in Charter)

Delaware State or Other Jurisdiction of Incorporation of Organization)	001-38013 (Commission File Number)	81-2717873 (IRS Employer Identification Number)

6001 W. Market Street Greensboro, NC (Address of Principal Executive Offices)	27409 (Zip Code)

Registrant’s telephone number, including area code: (336) 268-2080

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	HFFG	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     X

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

HF Foods Group Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday May 30, 2019. All holders of record of the Company’s common stock outstanding as of the close of business on April 16, 2019 were entitled to vote at the Annual Meeting. At the Annual Meeting, stockholders approved the proposals set forth below. Each of the proposals is more fully described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 30, 2019.

1.     Proposal to elect the following nominees to serve as members of the Company’s board of directors for a one-year term: Zhou Min Ni, Chan Sin Wong, Ren Hua Zheng, Dr. Hong Wang and Zhehui Ni. Each of the nominees were elected and the final voting results were as follows:

Name	Votes For	Withheld	Broker Non-Votes

Zhou Min Ni	15,346,385	1,400	256,549
Chan Sin Wong	15,346,385	1,400	256,549
Ren Hua Zheng	15,346,578	1,207	256,549
Dr. Hong Wang	15,346,678	1,107	256,549
Zhehui Ni	15,346,578	1,207	256,549

2.     Proposal to ratify the selection of Friedman LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The proposal was approved and the final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,526,763	1,104	74,467	0

3.      Proposal to approve, on a non-binding and advisory basis, the compensation paid to the Company’s named executive officers during the year ended December 31, 2018.  The proposal was approved and the final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,344,378	3,407	0	256,549

4.      Proposal to approve, on a non-binding and advisory basis, frequency of advisory approval of the compensation paid to the Company’s named executive officers.  The stockholders approved, on a non-binding and advisory basis, holding the advisory vote on compensation paid to the Company’s named executive officers every year. The final voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
15,347,785	0	0	0	256,549

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FOODS GROUP INC.

Date: June 4, 2019	/s/ Caixuan Xu
Caixuan Xu
Chief Financial Officer